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                                 EXHIBIT 99.1

   Underwriting Agreement dated as of August 14, 1997 by and among Proffitt's Credit Corporation and NationsBanc Capital Markets, Inc., as Representative of
                           the Several Underwriters



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                                                                EXHIBIT 99.1


                         PROFFITT'S CREDIT CORPORATION

                                   TRANSFEROR

                      PROFFITT'S CREDIT CARD MASTER TRUST

                                AUGUST 14, 1997

                             UNDERWRITING AGREEMENT

NationsBanc Capital Markets, Inc.,
As Representative
(the "Representative") of the
Several Underwriters,
NationsBank Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255

Ladies and Gentlemen:

          1. Introductory. Proffitt's Credit Corporation (the "Transferor") proposes to form a master trust entitled the Proffitt's Credit Card Master Trust (the "Trust"), which will issue, from time to time, asset backed securities ("Securities") in one or more series (each, a "Series"). Each Security will evidence a fractional, undivided percentage interest in the Trust. The property of the Trust will include receivables (the "Receivables") generated from time to time in a portfolio of credit card accounts owned by certain affiliates of the Transferor (the "Accounts"), collections thereon and certain related property to be conveyed to the Trust by the Transferor (the "Trust Property").

          The Transferor proposes to enter into the Master Pooling and Servicing Agreement, dated as of August 1, 1997 (the "Pooling and Servicing Agreement") among the Transferor,




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Norwest Bank Minnesota, National Association, a national banking association
(the "Trustee") and Proffitt's Inc., as servicer (the "Servicer"). The Transferor proposes to enter into the Series 1997-2 Supplement, dated as of August 1, 1997 (the "Series 1997-2 Supplement"), to the Pooling and Servicing Agreement, pursuant to which $180,000,000 aggregate initial principal amount of 6.50% Class A Asset Backed Certificates, Series 1997-2 (the "Class A Certificates"), $20,000,000 aggregate initial principal amount of 6.69% Class B Asset Backed Certificates, Series 1997-2 (the "Class B Certificates," and together with the Class A Certificates, the "Certificates"), a Collateral Indebtedness Interest, Series 1997-2 in the initial aggregate principal amount of $21,000,000 (the "Collateral Interest") and $14,300,000 initial aggre gate principal amount of Class D Asset Backed Certificates, Series 1997-2 (the "Class D Certificates"). To the extent not defined herein, capitalized terms used herein shall have the meanings specified in the Pooling and Servicing Agreement and the Supplement.

          The Transferor proposes to sell to the underwriters identified on
Schedule I hereto (the "Underwriters") for whom you are acting as representative (the "Representative") the principal amount of Certificates identified on Schedule I. The Collateral Interest will be sold to the Enhancement Provider (as defined herein) pursuant to the Loan Agreement, to be dated as of the Closing Date (as defined in Section 3 hereof), among the Transferor, the Trustee and the financial institution named therein (the "Enhancement Provider") (such agreement, the "Enhancement Agreement").

          2. Representations and Warranties of the Transferor. The Transferor represents and warrants to each Underwriter as of the date hereof, as follows:

          (a) a registration statement on Form S-3 (having the registration number 333-28811) including a prospectus and such amendments thereto as may have been required to the date hereof, relating to the Certificates has been filed with the Securities and Exchange Commission (the "Commission") (which included a preliminary prospectus (the "Preliminary Prospectus") meeting the requirements of Rule 430 of the Securities Act as 1933, as amended (the "Act"), and such registration statement, as amended, has become effective; such registration statement, as amended, and the prospectus relating to the sale of the Certificates offered thereby by the Transferor constituting a part thereof, as from time to time amended or supplemented (including any prospectus


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    filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission (the "Rules and Regulations") under the Act), are respectively referred to herein as the "Registration Statement" and the "Prospectus"; and the conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement;

          (b) as of the date of execution of this Agreement, the Registration Statement and the Prospectus, except with respect to any modification to which you have agreed in writing, shall be in all substantive respects in the form furnished to you prior to such date or, to the extent not completed on such date, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus that has previously been furnished to you) as the Transferor has advised you, prior to such time will be included or made therein;

          (c) on the effective date of the Registration Statement, the Registration Statement and the Prospectus complied in all material respects with the applicable requirements of the Act and the Rules and Regulations, and did not include any untrue statement of a material fact or, in the case of the Registration Statement, omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, omit to state any mate rial fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and on the date hereof and on the Closing Date (as defined in Section 3 hereof), the Registration Statement and the Prospectus will comply in all material respects with the applicable requirements of the Act and the Rules and Regulations, and neither of such documents included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to information contained in or omitted from either of the documents based upon written information furnished to the Transferor by any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus;

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          (d) the Transferor is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, with full power, authority and legal right to own its properties and conduct its business as described in the Prospectus, is duly qualified to do business and is in good standing (or is exempt from such requirements), and has obtained all necessary licenses and approvals (except with respect to the state securities or Blue Sky laws of various jurisdictions) in each jurisdiction in which failure to so qualify or obtain such licenses and approvals would have a material adverse effect on the interests of Certificateholders under the Pooling and Servicing Agreement or under the Supplement;

          (e) the Certificates, the Collateral Interest and the Class D Certificates on the date of this Agreement, will have been duly and validly authorized and, when the Certificates and the Class D Certificates are at Closing duly and validly executed by or on behalf of the Transferor, authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and the Supplement and, when the Certificates, the Collateral Interest and the Class D Certificates are delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling and Servicing Agreement and the Supplement;

          (f) the execution, delivery and performance by the Transferor of this Agreement, any applicable agreement relating to an Enhancement (an "Enhancement Agreement"), the Pooling and Servicing Agreement, the Supplement and the Certificates, the Collateral Interest and the Class D Certificates, and the consummation by the Transferor of the transactions provided for herein and therein, have been, or will have been, duly authorized by the Transferor by all necessary corporate action on the part of the Transferor; and neither the execution and delivery by the Transferor of such instruments, nor the performance by the Transferor of the transactions herein or therein contemplated, nor the compliance by the Transferor with the provisions hereof or thereof, will (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default under, any of the provisions of the articles or certificate of incorporation or by-laws of the Transferor, or (ii) conflict with any of the provisions of any law, government rule, regulation, judgment, decree or order binding on

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    the Transferor or its properties or (iii) conflict with any of the provisions of any indenture, mortgage, contract or other instrument to which the Transferor is a party or by which it is bound or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument other than pursuant to the Pooling and Servicing Agreement and the Supplement;

          (g) when executed and delivered by the parties thereto, the Pooling and Servicing Agreement, the Supplement and the Enhancement Agreement will each constitute a legal, valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, except to the extent that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws now or hereafter in effect relating to creditors' rights in general and to general principles of equity (whether considered in a proceeding at law or in equity);

          (h) all approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official (except with respect to the foreign or state securities or Blue Sky laws of various jurisdictions), required in connection with the valid and proper authorization, issuance and sale of the Certificates, the Collateral Interest and the Class D Certificates pursuant to this Agreement, the Enhancement Agreement, the Pooling and Servicing Agreement and the Supplement, have been or will be taken or obtained on or prior to the Closing Date;

          (i) this Agreement has been duly executed and delivered by the Transferor;

          (j) except as set forth in or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of the Transferor since May 2, 1997;

          (k) any taxes, fees and other governmental charges in connection with the execution, delivery and performance by the Transferor of this Agreement, the Pooling and Servicing Agreement, the Supplement, the Enhancement

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    Agreement and the Certificates shall have been paid or will be paid by or on behalf of the Transferor at or prior to the Closing Date to the extent then due; and

          (l) the Certificates, the Collateral Interest, the Class D Certificates, the Pooling and Servicing Agreement, the Supplement and the Enhancement Agreement conform in all material respects to the description thereof in the Prospectus.

          3. Purchase, Sale and Delivery of Certificates. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Transferor, the principal amount of the Certificates set forth opposite each Underwriter's name in Schedule I hereto at the purchase price of 99.587% of the principal amount of such Certificates with respect to the Class A Certificates and 99.642% of the principal amount of such Certificates with respect to the Class B Certificates.

             Delivery of and payment for the Certificates will be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, on August 21, 1997 (the "Closing Date"), or at such other time thereafter or other place as you and the Transferor shall agree upon. Delivery of such Certificates shall be made by the Transferor to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters, through the Representative of the purchase price thereof by one or more wires of funds immediately available at Closing to an account designated by the Transferor. Delivery of the Certificates shall be made through the facilities of The Depository Trust Company ("DTC"). The Certificates so to be delivered shall be global certificates registered in the name of Cede & Co., as nominee for DTC. The number and denomination of definitive certificates so delivered shall be specified by DTC.

          4. Offering by Underwriter. It is understood that several Underwriters propose to offer the Certificates subject to this Agreement for sale to the public as set forth in the Prospectus.

          5. Covenants of the Transferor. The Transferor hereby covenants and agrees with each Underwriter that:

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          (a) prior to the execution of this Agreement, the Transferor will prepare a Prospectus setting forth the amount of Certificates and the terms thereof, the price at which such Certificates are to be purchased by the Underwriters from the Transferor, either the initial public offering price or the method by which the price at which the Certificates are to be sold will be determined, the selling concessions and allowances, if any, and such other information as the Underwriters and the Transferor may mutually agree, and which the Transferor deems appropriate in connection with the offering of the Certificates, but the Transferor will not file any amendments to the Registration Statement as in effect with respect to the Certificates, or any amendments or supplements to the Prospectus, unless it shall first have delivered copies of such amendments or supplements to you, or if you shall have reasonably objected thereto promptly after receipt thereof; the Transferor will immediately advise you and your counsel (i) when notice is received from the Commission that any post-effective amendment to the Registration Statement has become or will become effective and (ii) of any order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Certificates or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any authority administering any state securities or Blue Sky law, as soon as practicable after the Transferor is advised thereof, and will use every reasonable effort both to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued;

          (b) if, at any time when the Prospectus is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Transferor will promptly prepare and (subject to review and no reasonable objection by you as described in Section 5(a) hereof) file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, within two Business Days thereafter, furnish to you as many copies of the

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    Prospectus as amended or supplemented as you may reasonably request;
    provided, however, that your consent to any amendment shall not constitute a waiver of any of the conditions of Section 6 hereof;

          (c) the Transferor will make generally available to the holders of the Certificates (the "Certificateholders"), in each case as soon as reasonably practicable and within the time specified by, a statement which will satisfy the provisions of, Section 11(a) of the Act and Rule 158 of the Commission with respect to the Certificates;

          (d) the Transferor will furnish to each Underwriter copies of the Registration Statement (at least one copy to be delivered to the Representative will be signed and will include all documents and exhibits thereto or incorporated by reference therein) and all amendments thereto and, so long as delivery of a Prospectus by an Underwriter or dealer may be required by the Act, the Prospectus, and all amendments thereto and supplements thereto, in each case as soon as available and in such quantities as you reasonably request;

          (e) the Transferor will assist you in arranging for the qualification of the Certificates for sale and the determination of their eligibility for investment under the laws of such jurisdictions as you designate and will continue to assist you in maintaining such qualifications in effect so long as required for the distribution and will file or cause to be filed such statements and reports with respect to the distribution as may be required by the laws of each jurisdiction in which the Certifi cates have been qualified as provided above; provided, however, that neither the Transferor nor the Trust shall be required to qualify to do business in any jurisdiction where it is now not qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is now not subject to service of process;

          (f) except as otherwise specified in this Agreement, the Transferor will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses reasonably incurred by them in connection with qualification of the Certificates and determination of their eligibility for investment under the laws of such jurisdictions as you may designate and the reproduction of

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    memoranda relating thereto, for any fees charged by investment rating agencies for the rating of such Certificates and, to the extent previously agreed upon with you, for reasonable expenses incurred in distributing the Prospectus (including any amendments and supplements thereto) to the Underwriters and the reasonable fees and disbursements of the Underwriter's counsel; and

          (g) the Transferor will, for so long as Certificates purchased pursuant hereto remain outstanding, deliver or cause to be delivered to you copies of the annual servicer's certificate and the annual accountants' reports delivered to the Trustee pursuant to the Pooling and Servicing Agreement.

          6. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Certificates will be subject to the accuracy of the representations and warranties on the part of the Transferor herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Transferor made pursuant to the provisions hereof, to the performance by the Transferor in all material respects of its obligations hereunder and to the following additional conditions precedent:

          (a) you shall have received a letter from Coopers & Lybrand L.L.P., independent public accountants, and, if requested by you, a letter from such accountants, dated the Closing Date, each in the forms heretofore agreed to;

          (b) all actions required to be taken and all filings required to be made by the Transferor under the Act prior to the Closing Date for the Certificates shall have been duly taken or made; and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor, threatened by the Commission;

          (c) the Certificates offered by means of the Registration Statement shall be rated at the time of issuance, in the case of the Class A Certificates, in the highest rating category by Moody's Investors Service, Inc. ("Moodys") and Standard & Poor's Ratings Service ("Standard & Poor's") and in the case of the Class B Certificates, in one of the three highest rating categories by Moody's and Standard and Poor's, and in

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    each case shall not have been placed on any credit watch with a negative impli cation for downgrade;

          (d) you shall have received opinions of Alston & Bird LLP, counsel to the Transferor, of such local or corporate counsel to the Transferor and its affiliates and of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of New York law, dated the Closing Date, substantially to the effect that:

              (i) the Transferor is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, with full power and authority to own its assets and operate its business as described in the Prospectus, and had at all relevant times and now has, the power, authority and legal right to acquire, own and service the Receivables transferred or proposed to be transferred to the Trust as described in the Prospectus;

              (ii) the Transferor has full power and authority to sign the Registration Statement and to execute and deliver this Agreement, the Enhancement Agreement, the Receivable Purchase Agreements, the Pooling and Servicing Agreement and the Supplement and to consummate the transactions contemplated herein and therein;

              (iii) the agreements referred to in clause (ii) above have been authorized by all necessary action on the part of the Transferor and have been duly executed and delivered by the Transferor;

              (iv) the Certificates have been duly authorized by all necessary action of the Transferor;

              (v) this Agreement, the Enhancement Agreement, the Receivable Purchase Agreements, the Pooling and Servicing Agreement and the Supplement each constitutes the legal, valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, subject, as to enforcement, to (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally (B) the application of general principles of equity (re-


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          gardless of whether enforceability is considered in a proceeding in equity or at law) and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or providing for contribution with respect to such liability where such indemnification or contribution is contrary to public policy;

              (vi) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required under applicable law for the consummation of the transactions contemplated herein, the Receivable Purchase Agreements, the Pooling and Servicing Agreement, the Supplement, or the Enhancement Agreement, except such as have been obtained or made and such as may be required under state securities or Blue Sky laws;

              (vii) the execution, delivery and performance by the Transferor of its obligations under this Agreement, the Receivable Purchase Agreements, the Pooling and Servicing Agreement, the Supplement or the Enhancement Agreement, the transfer of the Receivables to the Trust, the issuance and sale of the Certificates, and the consummation of any other of the transactions contemplated herein, in the Receivable Purchase Agreements, the Pooling and Servicing Agreement, the Supplement or the Enhance ment Agreement, will not conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the articles of incorporation or by-laws of the Transferor, each as amended, the terms of any indenture or other agreement or instrument known to such counsel to which the Transferor is a party or by which it or its properties are bound or any rule, order known to such counsel, statute or regulation, of any court, regulatory body, administrative agency or govern mental body having jurisdiction over the Transferor; provided, however, that such counsel need express no opinion as to state securities or Blue Sky laws or the securities laws of any foreign jurisdiction;

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              (viii) except as otherwise disclosed in the Prospectus or the
          Registration Statement, to the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, the Receivable Purchase Agreements, the Pooling and Servicing Agreement, the Supplement, the Enhancement Agreement or the Certificates, (B) seeking to prevent the issuance of the Certifi cates or the consummation of any of the transactions contemplated by this Agreement, the Receivable Purchase Agreements, the Pooling and Servicing Agreement, the Supplement, the Enhancement Agreement or the Certificates, which if adversely determined would materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, the Receivable Purchase Agreements, the Pooling and Servicing Agreement, the Supplement, the Enhancement Agreement or the Certificates, or (C) seeking adversely to affect the federal income tax attributes of the Certificates as described in the Prospectus under the headings "Federal Income Tax Consequences";

              (ix) the Registration Statement has become effective under the Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened under the Act; and the Registration Statement and the Prospectus (other than the financial, numerical and statistical information contained therein as to which such counsel need express no opinion) as of their respective effec tive date or date of issuance complied as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder;

              (x) this Agreement, the Receivable Purchase Agreements, the Pooling and Servicing Agreement, the applicable Supplement, any Enhancement Agreement and the Certificates conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

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              (xi)   the Pooling and Servicing Agreement and the Supplement will not be required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Transferor nor the Trust is now, and immediately following the sale of the Certificates pursuant hereto will be, required to be registered under the 1940 Act;

              (xii) the statements in the Prospectus under the heading "Federal Income Tax Consequences" to the extent they constitute matters of Federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects; and

              (xiii) the statements in the Prospectus under the headings "Certain Legal Aspects of the Receivables" and "ERISA Considerations," to the extent they constitute matters of Federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

    Such counsel also shall state that, subject to its customary practices and limitations relating to the scope of such counsel's participation in the preparation of the Registration Statement and the Prospectus and its investigation or verification of information contained therein, it has no reason to believe that at its effective date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than financial, numerical and statistical information contained therein as to which such counsel need express no opinion); in rendering such opinion, such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Transferor, the Servicer, the Sellers and public officials;

          (e) you shall have received opinions of Alston & Bird LLP, special counsel for the Sellers, and of such local or corporate counsel to the Sellers, dated the

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    Closing Date, in form and substance reasonably satisfactory to you and your counsel, to the effect that, with respect to each Seller:

              (i) the Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with full power and authority to own its assets and operate its business as described in the Prospectus, and had at all relevant times and now has, the power, authority and legal right to acquire, own and service the Receivables transferred or proposed to be transferred to the Transferor as described in the Prospectus;

              (ii) the Seller has full corporate power and authority to execute and deliver the Receivable Purchase Agreement to which it is a party and to consummate the transactions contemplated therein;

              (iii) the execution, delivery and performance of the Receivable Purchase Agreement to which the Seller is a party has been authorized by all necessary action on the part of the Seller and such agreement has been duly executed and delivered by the Seller;

              (iv) the Receivable Purchase Agreement to which the Seller is a party constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforcement, to (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally,
          (B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or providing for contribution with respect to such liability where such indemnification or contribution is contrary to public policy;

              (v) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required under applicable

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          law for the consummation of the transactions contemplated by the
          Receivable Purchase Agreement to which the Seller is a party, except such as have been obtained or made;

              (vi) the execution, delivery and performance by the Seller of its obligations under the Receivable Purchase Agreement to which it is a party, the transfer of the Receivables to the Trust, the sale of the Receivables purported to be sold thereunder, and the consummation of any other of the transactions contemplated in such agreement, will not conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the certificate or articles of incorporation or by-laws of the Seller, each as amended, the terms of any indenture or other agreement or instrument known to such counsel to which the Seller is a party or by which it or its properties are bound or any rule, order known to such counsel, statute or regulation, of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and

              (vii) except as otherwise disclosed in the Prospectus or the Registration Statement, to the best of such counsel's knowledge (after reasonable investigation), there are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal (A) asserting the invalidity of the Receivable Purchase Agreement to which the Seller is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by such agreement, which if adversely determined would materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, such agreement, or (C) seeking adversely to affect the federal income tax attributes of the Certificates as described in the Prospectus under the headings "Federal Income Tax Consequences".

          (f) you shall have received an opinion of Alston & Bird LLP, special counsel for the Servicer, and/or such local or corporate counsel to the Servicer, dated the Closing Date, substantially to the effect that:

              (i) the Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee, with full power and authority to own its assets and operate its business as described in the Prospectus, and had at all relevant times and now has, the power, authority and legal right to service the Receivables transferred or proposed to be transferred to the Trust as described in the Prospectus;

              (ii) the Servicer has full power and authority to execute and deliver the Pooling and Servicing Agreement, the Supplement and the indemnification agreement between you and the Servicer, dated August 14, 1997 (the "Indemnification Agreement") and to consummate the transactions contemplated herein and therein;

              (iii) the agreements referred to in clause (ii) above have been authorized by all necessary action on the part of the Servicer and have been duly executed and delivered by the Servicer;

              (iv) the Pooling and Servicing Agreement and the Supplement each constitutes the legal, valid and binding agreement of the Servicer, enforceable against the Servicer in accordance with its terms, subject, as to enforcement, to (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally,
          (B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or providing for contribution with respect to such liability where such indemnification or contribution is contrary to public policy;

              (v) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required under applicable laws for the consummation of the transactions contemplated herein, the Pooling and Servicing Agreement or the Indemnification Agreement, except such as have been obtained or made and such as may be required under state securities or Blue Sky laws;

              (vi) the execution, delivery and performance by the Servicer of its obligations under the Pooling and Servicing Agreement, the Supplement or the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, the Supplement or the Indemnification Agreement, will not conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the certificate or articles of incorporation or by-laws of the Servicer, each as amended, the terms of any indenture or other agreement or instrument known to such counsel to which the Servicer is a party or by which it or its properties are bound or any rule, order known to such counsel, statute or regulation, of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; provided, however, that such counsel need express no opinion as to state securities or Blue Sky laws; or

          (g) you shall have received an opinion or opinions from special tax counsel to the Transferor, dated the Closing Date, and in form and substance satisfactory to you and your counsel, to the effect that the Certificates are properly characterized as indebtedness for Mississippi and Minnesota state income tax purposes, that the Trust is properly characterized as not an association (or publicly traded partnership) taxable as a corporation under the laws of the States of Mississippi or Minnesota and that the Trust will not be subject to any income, franchise, excise or other tax under the laws of the States of Mississippi or Minnesota.

          (h) you shall have received an opinion or opinions from Alston & Bird LLP, special tax counsel to the Transferors, dated the Closing Date, and in form and substance acceptable to you and your counsel, to the effect that the Certificates are properly characterized as indebtedness for federal income tax purposes and that the Trust is properly characterized as not an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

          (i) you shall have received an opinion or opinions of Alston & Bird LLP, special counsel for the Sellers and the Transferor, and/or such local counsel to the Transferor, dated the Closing Date, in form and substance satisfactory to you and your counsel, with respect to certain matters relating to the sale of the

    Receivables by the Sellers and the transfer of the Receivables by the Transferor, with respect to the perfection of the Transferor's and the Trust's interest in the Receivables and with respect to other related matters in a form previously approved by you and your counsel; in addition, you shall have received a reliance letter with respect to any opinion that the Transferor is required to deliver to the Rating Agency;

          (j) you shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, in form and substance satisfactory to you, with respect to the validity of the Certificates, the Registration Statement, the Prospectus and other related matters as you may require, and the Transferor shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters;

          (k) you shall have received, with respect to the Transferor, a certificate, dated the Closing Date, of a Senior Vice President or more senior officer of the Transferor in which such officer, to the Treasurer or any of his or her knowledge after reasonable investigation, shall state that
    (A) the representations and warranties of the Transferor in this Agreement are true and correct in all material respects on and as of the Closing Date,
    (B) the Transferor has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (C) the Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, or to the knowledge of such officer, are threatened by the Commission and (D) subsequent to the date of the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of the Transferor except as set forth in or contemplated in the Registration Statement and the Prospectus or as described in such certificate;

          (l) you shall have received, with respect to Proffitt's Inc. ("Proffitt's"), a certificate, dated the Closing Date, of the Treasurer or any a Senior Vice President or more senior officer of Proffitt's in which such officer, to his or her knowledge after reasonable investigation, shall state that subsequent to the date of the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of Proffitt's except as set forth in or contemplated in the Registration Statement and the Prospectus or as described in such certificate;

          (m) you shall have received an opinion of Chapman and Cutler, counsel to the Trustee, addressed to you dated the Closing Date, in form and substance satisfactory to you and your counsel, and to the Transferor and the Servicer and their counsel, to the effect that:

              (i) the Trustee has been duly incorporated and is validly existing as a national banking association under the laws of the United States and has the power and authority to enter into and to perform all actions required of it under the Pooling and Servicing Agreement, the Supplement and the Enhancement Agreement;

              (ii) each of the Pooling and Servicing Agreement, the Supplement and the Enhancement Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights in general, as such laws would apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting the Trustee, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

              (iii) the Certificates have been duly authenticated and delivered by the Trustee;

              (iv) the execution and delivery of the Pooling and Servicing Agreement, the Supplement and the Enhancement Agreement by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the state of Minnesota governing the banking or trust powers of the Trustee, or (B) the articles of association or by-laws of the Trustee; and

              (v) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the sate of Minnesota having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement, the Supplement and the Enhancement Agreement or the performance by the Trustee thereunder;

          (n) you shall have received an opinion or opinions of counsel to the Enhancement Provider, dated the Closing Date, and satisfactory in form and substance to you and your counsel, to the effect that:

              (i) the Enhancement Provider is duly organized and validly existing under the laws of the jurisdiction of its incorporation, is duly qualified and/or licensed to do business in all jurisdictions where the nature of its operations as contemplated in the Enhancement Agreement requires such qualification, and has the power and authority (corporate and other) to enter into the Enhancement Agreement and to perform its obligations thereunder; and

              (ii) the Enhancement Agreement has been duly authorized, executed and delivered by the Enhancement Provider, and constitutes the legal, valid and binding obligation of the Enhancement Provider, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, conservatorship, moratorium or other similar laws now or hereafter in effect relating to creditors' rights as such laws would apply in the event of the insolvency, liquidation or reorganization or other similar occurrence with respect to the Enhancement Provider or in the event of any moratorium or similar occurrence affecting the Enhancement Provider.

          (o) you shall have received reliance letters, if applicable, with respect to any opinions delivered to the Transferor by foreign counsel of the Enhancement Provider for the Enhancement Agreement, if any, which opinions shall include matters relating to (i) the due organization of the Enhancement Provider, (ii) the authorization, execution, delivery and performance by the Enhancement Provider of the Enhancement Agreement and the binding effect of the Enhancement Agreement, and (iii) the enforceability in the foreign jurisdiction in which such Enhancement Provider is located of a judgment obtained under the Enhancement Agreement in a United States federal court or in a court of the State of New York; such reliance letters shall include all matters that are contained in the opinions of foreign counsel;

    The Transferor will furnish to you conformed copies of such opinions, certificates, letters and documents as you reasonably request.

          7. Indemnification.

          (a) The Transferor will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act and the respective officers, directors and employees of each such person, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such officer, director, employee or controlling person for any legal or other expenses reasonably incurred by such Underwriter and each such officer, director, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, subject to the following proviso, as such expenses are incurred; provided, however, that (i) the Transferor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement in or omission or alleged omission made in any such documents in reliance upon and in conformity with written information furnished to the Transferor by an

    Underwriter pecifically for use therein and (ii) such indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission in the Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof, if such person was not given or sent a copy of the Prospectus excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus and forming the basis for the related cause of action was corrected in the Prospectus. This indemnity agreement will be in addition to any liability which the Transferor may otherwise have.

          (b) Each Underwriter severally, and not jointly, will indemnify and hold harmless the Transferor, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Transferor within the meaning of the Act or the Exchange Act and the respective officers, directors and employees of each such person against any losses, claims, damages or liabilities to which the Transferor or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Transferor by such Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Transferor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission and/or delay so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than in this Section unless such omission caused actual prejudice to the party not notified; in case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with defense thereof other than reasonable costs of investigation. If the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to local counsel, if any) for all such indemnified parties. No indemnifying party may avoid its duty to indemnify under this Section 7 if such indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of any judgement in, any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such action. An indemnifying party shall not be liable for any settlement of any claim effected without its written consent.

          (d) If recovery is not available under the foregoing indemnification provisions of this Section for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered (i) the relative benefit received by the Transferor on the one hand and the Underwriters on the other hand from the offering of the Certificates or (ii) if the allocation provided by clause
    (i) above is not permitted by applicable law, the relative benefits referred to in clause (i) above but also the relative fault of the Transferor on the one hand and the Underwriters on the other hand in connection with the statement or omission that resulted in such liabilities and expenses as well as any other relevant equitable con siderations. The relative benefits received by the Transferor on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds of the offering of the Certificates (before deducting expenses) received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriters in connection with the offering of the Certificates. The relative fault of the parties shall be determined by reference to, among other things, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Transferor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriter were treated as one entity for such purpose).

          8. Default of Underwriters. If any Underwriter or Underwriters participating in an offering of Certificates default in their obligations to purchase Certificates hereunder and the aggregate principal amount of such Certificates which such defaulting Underwriter or Underwriters agreed, but failed, to purchase does not exceed 10% of the total principal amount of the Certificates, you may make arrangement satisfactory to the Transferor for the purchase of such Certificates by other persons, including any of the Underwriters participating in such offering, but if no such arrangements are made within a period of 36 hours after the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective total commitments hereunder, to purchase the Certificates which such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of Certificates with respect to which such default or defaults occur is more than 10% of the total principal amount of the Certificates and arrangements satisfactory to you and the Transferor for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Transferor, except as provided in Section 10. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          9. Termination of the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Certificates on the Closing Date shall be terminable by the Underwriters by written notice delivered to the Transferor if at any time on or prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or there shall have been any setting of minimum prices for trading on such exchange of the securities of Proffitt's or any suspension of trading of the securities of Proffitt's on any exchange or in the over-the-counter market, (ii) a general moratorium on commercial banking activities in New York, Alabama or Mississippi shall have been declared by any of Federal, New York, Alabama or Mississippi authorities,
    (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgement, as representative of the Underwriters, impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus, (iv) any change or any development involving a prospective change, materially and adversely affecting (A) the Trust Property taken as whole or (B) the business or properties of the Transferor or Proffitt's occurs, which, in your reasonable judgment as representative of the Underwriters, in the case of either (A) or (B), makes it impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus.

          10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements by the Transferor or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Transferor or any of their respective officers or directors or any controlling person, and will survive delivery of and payment for the Certificates.

          If this Agreement is terminated pursuant to Sections 8 or 9 or if for any reason the purchase of the Certificates by the Underwriters is not consummated, the Transferor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5(f), and the obligations of the Transferor and the Underwriters pursuant to Section 7 shall remain in effect.

          11. Representation of the Underwriters. Each of the Underwriters represents and warrants to, and agrees with, the Transferor that (w) it has only issued or passed on and shall only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or who is a person to whom the document may otherwise lawfully be issued or passed on, (x) it has complied and shall comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom and (y) if that Underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and shall only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described in the Prospectus if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in

    Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

          12. Notices. All communications hereunder will be in writing and, if sent to an Underwriter, will be mailed, delivered or telecopied to NationsBanc Capital Markets, Inc., NationsBank Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255-0001, Attention: Luis O. Araneda, facsimile number 704-388-0622 or if sent to the Transferor, will be mailed, delivered or telecopied to Proffitt's Credit Corporation, 750 Lakeshore Parkway, Birmingham, Alabama 35211, Attention: Douglas Coltharp, facsimile number (205) 940-4709, or such other address specified in the applicable Terms Agreement; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telecopied to such Underwriter at the address furnished by it in Schedule I hereto.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.


          14. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon it will become a binding agreement among the Transferor and the several Underwriters in accordance with its terms. Alternatively, the execution of this Agreement by the Transferor and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telecopied or other written communications.

                                              Very truly yours,


                                              PROFFITT'S CREDIT CORPORATION,
                                                     as Transferor



                                              By /s/ Douglas E. Coltharp
                                                 -------------------------------
                                                 Name: Douglas E. Coltharp
                                                 Title: President

The foregoing Agreement is
hereby confirmed and accepted
as of the date first
above written.

NATIONSBANC CAPITAL MARKETS, INC.,
as Representative of the
several Underwriters

By /s/ Luis O. Araneda
  -----------------------
  Name: Luis O. Araneda
  Title: Director

                                  Schedule I
                                  ----------


                                                        Principal Amount of
                                                        Class A Certificates
                                                        --------------------
NationsBanc Capital Markets, Inc. ...................       $  60,000,000
BancAmerica Securities, Inc. ........................          60,000,000
J.P. Morgan Securities Inc. .........................          60,000,000


                                                        Principal Amount of
                                                        Class B Certificates
                                                        --------------------

NationsBanc Capital Markets, Inc....................        $  20,000,000


                                     I-1